UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2017
NuStar GP Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-32940	85-0470977
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West San Antonio, Texas 78257
(Address of principal executive offices)

(210) 918-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On June 27, 2017, NuStar GP Holdings, LLC (“Holdings”) entered into that certain Fourth Amendment to Revolving Credit Agreement dated as of June 27, 2017 among Holdings, Riverwalk Holdings, LLC (“Riverwalk”), JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto (the “Fourth Amendment”). The Fourth Amendment amends that certain Revolving Credit Agreement among Holdings, as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, SunTrust Bank, as Syndication Agent, and the lenders party thereto, as amended (the “Credit Agreement”).

The Fourth Amendment extends the maturity date of the Credit Agreement to June 27, 2018 and increases the borrowing capacity thereunder from $50 million to $60 million. In connection with the Fourth Amendment, Riverwalk pledged an additional 818,915 common units of NuStar Energy L.P. held by Riverwalk (for a total of 2,926,833 common units) as collateral to secure the obligations under the Credit Agreement.

The above discussion is qualified in its entirety by the text of the Fourth Amendment, a copy of which is filed as Exhibit 10.01 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant.

The description set forth above under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Exhibit

Exhibit 10.01
Fourth Amendment to Revolving Credit Agreement, dated as of June 27, 2017, among NuStar GP Holdings, LLC, Riverwalk Holdings, LLC, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR GP HOLDINGS, LLC

Date: June 27, 2017	By:	/s/ Amy L. Perry
	Name:	Amy L. Perry
	Title:	Senior Vice President, General Counsel - Corporate & Commercial Law and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

Exhibit 10.01
Fourth Amendment to Revolving Credit Agreement, dated as of June 27, 2017, among NuStar GP Holdings, LLC, Riverwalk Holdings, LLC, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.

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